Exhibit 10.1
8,250,000 Units
PERMIAN BASIN ROYALTY TRUST
Units of Beneficial Interest
UNDERWRITING AGREEMENT
August 2, 2005
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
As Representatives of the several
  Underwriters named in Schedule 1 attached hereto
Ladies and Gentlemen:
          Burlington Resources Inc., a Delaware corporation (“Burlington”), together with its indirect, wholly owned subsidiary Burlington Resources Oil & Gas Company LP, a Delaware limited partnership (“BROG”, and together with Burlington, the “Selling Unitholder Parties”), propose to sell an aggregate of 8,250,000 units (the “Firm Units”) of beneficial interest (the “Units”) of PERMIAN BASIN ROYALTY TRUST, a trust formed under the laws of the State of Texas (the “Trust”). In addition, the Selling Unitholder Parties propose to grant to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to an additional 1,237,500 Units on the terms set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Offered Units.” This is to confirm the agreement concerning the purchase of the Offered Units from the Selling Unitholder Parties by the Underwriters.
          1. Representations, Warranties and Agreements of the Trust and the Selling Unitholder Parties. Each of the Trust and the Selling Unitholder Parties represent, warrant and agree that:
     (a) A registration statement on Form S-3 with respect to the Offered Units has (i) been prepared by the Trust and the Selling Unitholder Parties in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered or made available to you by the Trust or Burlington as the Representatives (the “Representatives”) of the Underwriters. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in such registration statement, or amendments thereto, before such registration statement became effective under the Securities Act and any prospectus filed with the Commission by the Trust and the Selling Unitholder Parties with the consent of the Representatives pursuant to Rule 424(a) or (b)(3) of the Rules and Regulations; “Registration Statement” means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and, if Rule 430A of the Rules and Regulations is used, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and “Prospectus” means such final prospectus, as first filed with the Commission pursuant to paragraph (1), (2), (4) or (5) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Trust or the Selling Unitholder Parties filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted, or to the knowledge of the Trust and the Selling Unitholder Parties, threatened by the Commission.
     (b) The Registration Statement conformed in all material respects at the Effective Time, and any post-effective amendment to the Registration Statement filed after the date hereof will conform in all material respects on the applicable effective date, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) (as defined in Section 5) to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, at the Effective Time, and the Prospectus, as of its date and on the applicable Delivery Date, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Trust or the Selling Unitholder Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f). The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.
          2.1 Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:
     (a) The documents incorporated by reference in the Registration Statement and the Prospectus from the Trust’s filings with the Commission, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained, or on the applicable Delivery Date will contain, an untrue statement of a material fact or omitted, or on the applicable Delivery Date, will omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed by the Trust and incorporated by reference in the Registration Statement and the Prospectus, when filed with Commission, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (b) The Trust has been duly organized and is validly existing under the laws of its jurisdiction of organization. The Trust has all power and authority necessary to own or hold its assets and to conduct the businesses in which it is engaged. The Trust does not own or control, directly or indirectly, any corporation, association or other entity.
     (c) The Trust has an authorized capitalization as set forth in the Prospectus, and all of the issued Units of the Trust have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. Except for the rights of the Underwriters pursuant to this Agreement, no options, warrants or other rights to purchase or exchange any securities for Units are outstanding.
     (d) The Units to be sold by the Selling Unitholder Parties under this Agreement have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus.
     (e) The Trust has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Trust.
     (f) The execution, delivery and performance of this Agreement by the Trust and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Trust, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject; (ii) result in any violation of the provisions of the organizational documents of the Trust; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties or assets.
     (g) Except for the registration of the Offered Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Offered Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Trust or any of its properties or assets is required for the execution, delivery and performance of this Agreement by the Trust and the consummation of the transactions contemplated hereby.
     (h) There are no contracts, agreements or understandings between the Trust and any person (other than the Selling Unitholder Parties) granting such person the right to require the Trust to file a registration statement under the Securities Act with respect to any securities of the Trust owned or to be owned by such person or to require the Trust to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust under the Securities Act.
     (i) The Trust has not sold or issued any securities that would be integrated with the offering of the Offered Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
     (j) The Trust has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization of the Trust or any adverse change, or any development involving a prospective adverse change, in or affecting the financial condition, distributable income, trust corpus, assets, business or prospects of the Trust, in each case except as could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), distributable income, trust corpus, assets, business or prospects of the Trust (a “Trust Material Adverse Effect”).
     (k) Since the date as of which information is given in the Prospectus and except as may otherwise be described in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), the Trust has not (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business or (ii) entered into any material transaction not in the ordinary course of business.
     (l) The historical financial statements (including the related notes and supporting schedules) of the Trust filed as part of the Registration Statement or included or incorporated by reference in the Prospectus from the Trust’s filings with the Commission comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and Staff Accounting Bulletin Topic 12:E of the Commission promulgated thereunder and present fairly the financial condition, distributable income and changes in trust corpus of the Trust purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles permitted for royalty trusts by the Commission pursuant to Staff Accounting Bulletin Topic 12:E applied on a consistent basis throughout the periods involved, except as otherwise stated therein.
     (m) Deloitte & Touche LLP, who have certified certain financial statements of the Trust, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(f)(1) hereof, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.
     (n) Cawley, Gillespie & Associates, Inc., whose report with respect to certain properties of the Trust appears in the Prospectus (or is incorporated by reference therein), was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Trust.
     (o) The Trust has good and defensible title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Trust; and all assets held under lease by the Trust are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Trust.
     (p) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property or assets of the Trust is the subject that could reasonably be expected to have a Trust Material Adverse Effect or could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the knowledge of the Trust, no such proceedings are threatened or contemplated by governmental authorities or others.
     (q) There are no contracts or other documents to which the Trust is a party of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference therein that are not described and filed or incorporated by reference therein as required. To the

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Trust’s knowledge, no other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof.
     (r) No relationship, direct or indirect, exists between or among the Trust, on the one hand, and the trustee, unitholders, customers or suppliers of the Trust, on the other hand, that is required to be described in the Prospectus which is not so described.
     (s) The Trust has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Trust, nor does the Trust have any knowledge of any tax deficiency that could reasonably be expected to have a Trust Material Adverse Effect.
     (t) The Trust is not (i) in violation of its organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, individually or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect.
     (u) The Trust is not, and as of the applicable Delivery Date and after giving effect to the offer and sale of the Offered Units will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
     (v) Since the date of the most recent balance sheet of the Trust reviewed or audited by Deloitte & Touche LLP (i) the Trust is not aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (w) The Trust has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Offered Units, will not distribute any offering material in connection with the offering and sale of the Offered Units other than the Preliminary Prospectus and the Prospectus.

     (x) The Trust has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Offered Units.
     (y) The Offered Units have been listed on the New York Stock Exchange.
     (z) The Trust is, and at all times prior was, (i) in compliance with any and all applicable federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct its businesses and (ii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws could not, individually or in the aggregate, reasonably be expected to have a Trust Material Adverse Effect; and the Trust has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to have a Trust Material Adverse Effect. Except as described in the Prospectus, the Trust is not a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is believed no monetary penalties of $100,000 or more will be imposed.
     (aa) The Trust (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with the trustee’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Trust’s financial statements in conformity with applicable accounting principles permitted for royalty trusts by the Commission pursuant to Staff Accounting Bulletin 12:E and to maintain accountability for its assets, (C) access to the Trust’s assets is permitted only in accordance with the trustee’s general or specific authorization and (D) the recorded accountability for the Trust’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (bb) (i) The Trust has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it files or submits under the Exchange Act is accumulated and communicated to the trustee of the Trust, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
          Any certificate signed by the trustee of the Trust and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by the Trust, as to matters covered thereby, to each Underwriter.
          2.2 Representations, Warranties and Agreements of the Selling Unitholder Parties. The Selling Unitholder Parties represent, warrant and agree that:
     (a) BROG has, and immediately prior to the applicable Delivery Date will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Units to be sold by the Selling Unitholder Parties hereunder, free and clear of all liens, encumbrances, equities or claims;
     (b) Upon payment for the Units to be sold by such Selling Unitholder Parties, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC to such Units), (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iii) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Unitholder Parties may assume that when such payment, delivery and crediting occur, (A) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Trust’s share registry in accordance with its organizational documents and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
     (c) Each of the Selling Unitholder Parties has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), distributable income, assets, management, business or prospects of the Selling Unitholder Parties (a “BR Material Adverse Effect”). Each of the Selling Unitholder Parties has all power and authority necessary to own or hold its assets and to conduct the business in which it is engaged.
     (d) The Selling Unitholder Parties have full right, power and authority, corporate or otherwise, to enter into this Agreement. The execution, delivery and performance of this Agreement by the Selling Unitholder Parties and the consummation by the Selling Unitholder Parties of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Unitholder Parties are a party or by which the Selling Unitholder Parties are bound or to which any of the property or assets of the Selling Unitholder Parties is subject, (ii) result in any violation of the provisions of the charter, by-laws or partnership agreement (or similar organizational documents) of the Selling Unitholder Parties or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Unitholder Parties or the property or assets of the Selling Unitholder Parties which breaches or violations, in the case of clauses (i) or (iii), would, individually or in the aggregate, cause a BR Material Adverse Effect or impede or delay the sale of any Units contemplated by this Agreement.
     (e) Except for the registration of the Offered Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Offered Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Unitholder Parties or the property or assets of the Selling Unitholder Parties is required for the execution, delivery and performance of this Agreement by the Selling Unitholder Parties and the consummation by the Selling Unitholder Parties of the transactions contemplated hereby.
     (f) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder Parties.
     (g) The Selling Unitholder Parties have not taken and will not take, directly or indirectly, any action that is designed to or which has constituted or which could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Offered Units.
     (h) The documents incorporated by reference in the Registration Statement and the Prospectus from Burlington’s filings with the Commission, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained, or on the applicable Delivery Date will contain, an untrue statement of a material fact or omitted, or on the applicable Delivery Date will omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed by the Selling Unitholder Parties and incorporated by reference in the Registration Statement and the Prospectus, when filed with Commission, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (i) The historical statements (including the related notes and supporting schedules) or Burlington filed as part of the Registration Statement or included or incorporated by reference in the Prospectus from the Selling Unitholders Parties’ filings with the Commission comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except as otherwise stated therein.
     (j) PricewaterhouseCoopers LLP, whose report with respect to the financial statements of Burlington appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(f)(2) hereof, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.
     (k) Sproule Associate Limited and Miller and Lents, Ltd., whose reports with respect to certain properties of the Selling Unitholder Parties appear in the Prospectus (or are incorporated by reference therein), were, as of the dates of such reports, and are, as of the date hereof, independent petroleum engineers with respect to the Selling Unitholder Parties.
     (l) The Selling Unitholder Parties have not sold or issued any securities that would be integrated with the offering of the Offered Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
          Any certificate signed by any officer of the Selling Unitholder Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by such Selling Unitholder Parties, as to matters covered thereby, to each Underwriter.
          3. Purchase of the Offered Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholder Parties hereby agree to sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto.
          In addition, the Selling Unitholder Parties grant to the Underwriters an option to purchase up to 1,237,500 Option Units, severally and not jointly. Such option will be exercisable in the event that the Underwriters sell more than the number of Firm Units in the offering and is exercisable as provided in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Units.
          The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $14.6775 per unit.
          The Selling Unitholder Parties shall not be obligated to deliver any of the Firm Units or Option Units deliverable on the applicable Delivery Date, except upon payment for all such Offered Units to be purchased on such Delivery Date as provided herein.
          4. Offering of Offered Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.
          5. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on August 8, 2005, or at such other date or place as shall be determined by agreement between the Representatives and the Selling Unitholder Parties. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Firm Units being sold by the Selling Unitholder Parties to or upon the order of the Selling Unitholder Parties by wire transfer in immediately available funds to the accounts specified by the Selling Unitholder Parties. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Firm Units shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholder Parties by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the shares of Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”

          Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Selling Unitholder Parties) at 10:00 A.M., New York City time, on such Option Unit Delivery Date. Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Option Units to or upon the order of the Selling Unitholder Parties by wire transfer in immediately available funds to the account(s) specified by the Selling Unitholder Parties. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Option Units shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
          6. Further Agreements of the Trust and Selling Unitholder Parties. Each of the Trust and Selling Unitholder Parties agree:
     (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Offered Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To promptly deliver or make available to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (ii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Offered Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Trust, the Selling Unitholder Parties or the Representatives, be required by the Securities Act or requested by the Commission;
     (e) Until the delivery of a prospectus is no longer required in connection with the offering or sale of the Offered Units, (i) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, or any Prospectus pursuant to Rule 424(b) of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, and (ii) prior to filing with the Commission any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters;
     (f) As soon as practicable after the Effective Date to make generally available to the Trust’s security holders and to deliver to the Representatives an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Trust, Rule 158);
     (g) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Offered Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Units; provided that in connection therewith neither the Trust nor the Selling Unitholder Parties shall be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

     (h) For a period of 90 days from the date of the Prospectus (the “Lock-Up Period”), except (a) for Units to be sold to the Underwriters pursuant to the Underwriting Agreement and (b) for intercompany transfers of Units among the Selling Unitholder Parties and their wholly owned direct or indirect subsidiaries, (provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Section 6(h) to the same extent as if the transferee/donee were a party hereto, (ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the 90-day period referred to above), (iii) no party (donor, donee, transferor or transferee) shall be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, nor shall any such party agree to voluntarily make, any public announcement of the transfer or disposition, and (iv) the Selling Unitholder Parties notify the Representatives at least two business days prior to the proposed transfer or disposition), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units or securities convertible into or exchangeable for Units (other than the Offered Units), or sell or grant options, rights or warrants with respect to any Units or securities convertible into or exchangeable for Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement with respect to any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Trust or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, on behalf of the Underwriters;
          7. Further Agreements of the Selling Unitholder Parties. The Selling Unitholder Parties agree:
     (a) That the Units to be sold by the Selling Unitholder Parties hereunder are subject to the interest of the Underwriters and that the obligations of the Selling Unitholder Parties hereunder shall not be terminated by any act of the Selling Unitholder Parties, by operation of law or the occurrence of any other event, other than by termination of this Agreement.
     (b) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Selling Unitholder Party is a non-United States person) or Form W-9 (if such Selling Unitholder Party is a United States person).
          8. Expenses. The Selling Unitholder Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Offered Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Offered Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Units; (e) the listing of the Units on the New York Stock Exchange and/or any other exchange; (f) the qualification of the Offered Units under the securities laws of the several jurisdictions as provided in Section 6(g) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the investor presentations on any “road show” undertaken in connection with the marketing of the Offered Units, including, without limitation, expenses associated with any Internet roadshow, travel and lodging expenses of the Representatives and officers of the Selling Unitholder Parties and the cost of any aircraft chartered in connection with the road show; and (h) all other costs and expenses incident to the performance of the obligations of the Trust and the Selling Unitholder Parties under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Units which they may sell and the expenses of advertising any offering of the Offered Units made by the Underwriters.
          9. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Trust and the Selling Unitholder Parties contained herein, to the performance by the Trust and the Selling Unitholder Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.
     (b) No Underwriter shall have discovered and disclosed to the Trust or the Selling Unitholder Parties on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Cravath, Swaine & Moore LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) All corporate and other proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Units, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Trust and the Selling Unitholder Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) (1) Thompson & Knight L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1; (2) Frederick J. Plaeger, Esq. shall have furnished to the Representatives his written opinion, as General Counsel to the Selling Unitholder Parties, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2; and (3) Andrews Kurth LLP shall have furnished to the Representatives its written opinion, as counsel to the Trust and the Selling Unitholder Parties, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-3.
     (e) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Offered Units, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Trust and Selling Unitholder Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (f) At the time of execution of this Agreement, the Representatives shall have received (1) from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings; and (2) from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (g) With respect to the letter of each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Trust and the Selling Unitholder Parties shall have furnished to the Representatives a letter (the “bring-down letter”) of each of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (h) The Trust shall have furnished to the Representatives a certificate, dated such Delivery Date, of an authorized officer of the trustee of the Trust stating that:
     (i) The representations, warranties and agreements of the Trust in Section 1 and Section 2.1 are true and correct on and as of such Delivery Date, and the Trust has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such officer, threatened; and
     (iii) Such officer has carefully examined the Registration Statement and the Prospectus and, in his or her opinion, (A) the Registration Statement, as of the Effective Time, and the Prospectus, as of its date and as of such Delivery Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Time, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth.
     (i) Burlington shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Financial Officer or Treasurer stating that:

     (i) The representations, warranties and agreements of the Selling Unitholder Parties in Section 1 and Section 2.2 are true and correct on and as of such Delivery Date, and the Selling Unitholder Parties have complied with all their agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings for that purpose have been instituted or, to the knowledge of such officer, threatened; and
     (iii) Such officer has carefully examined the Registration Statement and the Prospectus and in his or her opinion, (A) the Registration Statement, as of the Effective Time, and the Prospectus, as of its date and as of such Delivery Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Time, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth.
     (j) (i) The Trust shall not have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization of the Trust or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), distributable income, trust corpus, assets, management, business or prospects of the Trust, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Trust on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
          10. Indemnification and Contribution.
     (a) Each of the Trust and the Selling Unitholder Parties shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any written materials or information provided to investors by, or with the written approval of, the Trust and the Selling Unitholder Parties in connection with the marketing of the offering of the Offered Units (“Marketing Materials”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Trust nor the Selling Unitholder Parties shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Trust nor the Selling Unitholder Parties shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust or the Selling Unitholder Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f); and provided further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who it shall be established failed to deliver the Prospectus to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated in such Preliminary Prospectus or necessary to make the statements in such Preliminary Prospectus not misleading, if (A) the Trust or the Selling Unitholder Parties shall have furnished copies of the Prospectus to the several Underwriters in the requisite quantity and sufficiently in advance of the Delivery Date to permit proper delivery of the Prospectus to such person on or prior to the Delivery Date; (B) such misstatement or omission or alleged misstatement or omission cured in the Prospectus and the Prospectus was required by law to be delivered by such person at or prior to the written confirmation of the sale of Units to such person; and (C) the timely delivery of the Prospectus to such person would have constituted a defense to the losses, claims, damages, liabilities and judgments asserted by such person. The foregoing indemnity agreement is in addition to any liability which the Trust or the Selling Unitholder Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.
     (b) The Selling Unitholder Parties shall also indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, a breach of any of the representations or warranties of the Selling Unitholder Parties in Section 2.2 of this Agreement and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder Parties may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.
     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless (i) the Trust, the trustee of the Trust and the directors, officers and employees of the Trust (the “Trust Indemnified Parties”) and (ii) the Selling Unitholder Parties and their respective directors, officers and employees (the “Selling Unitholder Indemnified Parties”), and each person, if any, who controls the Trust or any Selling Unitholder Party within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust Indemnified Parties, Selling Unitholder Indemnified Parties or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or any Marketing Materials, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust or the Selling Unitholder Parties through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f) and shall reimburse the Trust Indemnified Parties, the Selling Unitholder Indemnified Parties and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Trust Indemnified Parties, the Selling Unitholder Indemnified Parties or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Trust Indemnified Parties, the Selling Unitholder Indemnified Parties or any such director, officer, employee or controlling person.
     (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 10(a), (b) or (c) notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 10(a), (b) or (c) except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Trust or any Selling Unitholder Party under this Section 10 if (i) the Trust, the Selling Unitholder Parties and the Underwriters shall have so mutually agreed; (ii) the Trust and the Selling Unitholder Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Trust and the Selling Unitholder Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Trust and any Selling Unitholder Party, on the other hand, and, based on the advice of counsel, representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Trust and the Selling Unitholder Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other, from the offering of the Offered Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Offered Units under this Agreement, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust, the Selling Unitholder Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Selling Unitholder Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.
     (f) The Underwriters severally confirm and the Trust and the Selling Unitholder Parties acknowledge and agree that the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Trust or the Selling Unitholder Parties by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.
          11. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Offered Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions (subject to such adjustments to eliminate fractional units as the Representatives may determine) which the number of shares of the Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Units on such Delivery Date if the total number of shares of the Offered Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Offered Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Offered Units which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Unitholder Parties to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Trust or the Selling Unitholder Parties, except that the Selling Unitholder Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Offered Units that a defaulting Underwriter agreed but failed to purchase.
          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Trust or the Selling Unitholder Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Offered Units of a defaulting or withdrawing Underwriter, either the Representatives or the Selling Unitholder Parties may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Selling Unitholder Parties or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Trust and the Selling Unitholder Parties prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(j) and 9(k) shall have occurred or if the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement.
          13. Reimbursement of Underwriters’ Expenses. If the Selling Unitholder Parties shall fail to tender the Offered Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Trust or any Selling Unitholder Party to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Trust or the Selling Unitholder Parties is not fulfilled, the Selling Unitholder Parties will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Units, and upon demand the Selling Unitholder Parties shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more

Underwriters, neither the Trust nor the Selling Unitholder Parties shall be obligated to reimburse any Underwriter on account of those expenses.
          14. Research Independence. In addition, the Trust and the Selling Unitholder Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Trust and/or the offering that differ from the views of its investment bankers. The Trust and the Selling Unitholder Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Trust or the Selling Unitholder Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Trust or the Selling Unitholder Parties by such Underwriters’ investment banking divisions. The Trust and the Selling Unitholder Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.
          15. No fiduciary duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the underwriters, the Trust and the Selling Unitholder Parties acknowledge and agree that:
     (a) nothing herein shall create a fiduciary or agency relationship between the Trust or Selling Unitholder Parties, on the one hand, and the Underwriters, on the other;
     (b) the Underwriters are not acting as advisors, expert or otherwise, to either the Trust or the Selling Unitholder Parties in connection with this offering, sale of the Offered Units or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Offered Units;
     (c) the relationship between the Trust and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations;
     (d) any duties and obligations that the Underwriters may have to the Trust or Selling Unitholder Parties shall be limited to those duties and obligations specifically stated herein; and
     (e) notwithstanding anything in this Underwriting Agreement to the contrary, you acknowledge that the Underwriters’ may have financial interest in the success of the offering that are not limited to the difference between the price to the public and the purchase price paid to you by the Underwriters for the shares and the Underwriters have no obligation to disclose, or account to you for, any of such additional financial interests.
The Trust and the Selling Unitholder Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Trust or the Selling Unitholder Parties may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty arising out of the transactions contemplated by this Agreement.
          16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to (i) Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department (Fax: 212-902-3000), and (ii) Lehman Brothers Inc., 745 Seventh Avenue, 19th Floor, New York, New York 10019, Attention: Syndicate Department (Fax: 646-497-4815), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421);
     (b) if to the Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Ron E. Hooper (Fax: 214-209-2431); and
     (c) if to the Selling Unitholder Parties, shall be delivered or sent by mail, telex or facsimile transmission to the Selling Unitholder Parties at the address set forth on Schedule 2 hereto;
provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust and the Selling Unitholder Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.
          17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust, the Selling Unitholder Parties and their respective successors and assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Trust and the Selling Unitholder Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the trustee of the Trust, the officers, directors and employees of the trustee of the Trust and the officers and directors of the Selling Unitholder Parties who have signed the Registration

Statement and any person controlling the Trust and the Selling Unitholder Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          18. Survival. The respective indemnities, representations, warranties and agreements of the Trust, the Selling Unitholder Parties and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          19. Definition of the Terms “Business Day” and “Subsidiary". For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          22. Liability of Unitholders. Any Liability of the Trust arising out of this Agreement shall be satisfiable only out of the Trust estate and shall not, in any event, including the exhaustion of the Trust estate, be satisfiable out of amounts at any time distributed to any unitholders of the Trust or out of any other assets owned by any unitholder of the Trust.
          23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Trust, the Selling Unitholder Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PERMIAN BASIN ROYALTY TRUST

By	BANK OF AMERICA, N.A.
Trustee

By:	/s/ Ron E. Hooper

Name: Ron E. Hooper
Title: Sr. Vice President

BURLINGTON RESOURCES INC.
By:	/s/ Daniel D. Hawk
	Name:	Daniel D. Hawk
	Title:	Vice President & Treasurer

BURLINGTON RESOURCES OIL & GAS COMPANY LP
By	BROG GP INC.
Its General Partner

By:	Daniel D. Hawk
	Name:	Daniel D. Hawk
	Title:	Vice President & Treasurer

Accepted:
Goldman, Sachs & Co.
Lehman Brothers Inc.
For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

/s/ Goldman Sachs & Co
(Goldman, Sachs & Co.)

Lehman Brothers Inc.
By:	/s/ Brad Hutchinson
Authorized Representative

Exhibit A
SCHEDULE 1

Number of Firm
Underwriters	Units
Goldman, Sachs & Co.	2,165,625
Lehman Brothers Inc.	2,165,625
Citigroup Global Markets Inc.	1,185,937
Wachovia Capital Markets, LLC	1,185,937
RBC Capital Markets Corporation	928,126
Stifel, Nicolaus & Company, Incorporated	618,750

Total	8,250,000

Exhibit B-1
SCHEDULE 2

	Number of	Number of
Name and Address of Selling Unitholder Parties	Firm Units	Units Option
Burlington Resources Inc.
Burlington Resources Oil & Gas LP
717 Texas Avenue, Suite 2100
Houston, TX 77002
	8,250,000	1,237,500

Total	8,250,000	1,237,500

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